UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2012

RUTH’S HOSPITALITY GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51485	72-1060618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 W. Canton Avenue, Ste. 100, Winter Park, FL 32789

(Address of Principal executive offices, including Zip Code)

(407) 333-7440

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 26, 2012, the Board of Directors of Ruth’s Hospitality Group, Inc. adopted the Amended and Restated 2005 Long-Term Equity Incentive Plan (the “A&R 2005 Plan”). The amendments did not require stockholder approval under the plan’s terms, applicable law or NASDAQ rules, and therefore are effective immediately.

The A&R 2005 Plan is substantially similar to the previously effective 2005 Long-Term Equity Incentive Plan, except that:

•

The A&R 2005 Plan provides for minimum vesting periods for full value awards, such that full value awards that vest solely based on the passage of time must vest over a period of not less than three years and performance awards must vest over a period of not less than one year, except as may be determined by the Compensation Committee in the event of a participant’s death, disability or retirement, or in connection with a change in control. These vesting limitations will not apply to 10% of the shares of common stock available for issuance under the A&R 2005 Plan.

•

The A&R 2005 Plan provides that the Compensation Committee is prohibited from discretionarily accelerating, lapsing or waiving restrictions on the exercisability or vesting of awards, except in cases relating to death, disability, retirement or change in control; provided that acceleration of award restrictions for reasons other than death, disability, retirement or change in control is permitted provided that the discretionarily accelerated shares count towards the aggregate 10% cap described in the paragraph above.

•	The A&R 2005 Plan does not permit the substitution of an award for a canceled award.

•	The A&R 2005 Plan further clarifies that the fully independent Compensation Committee serves as the plan administrator.

This description of the A&R 2005 Plan does not purport to be complete and is qualified in its entirety by reference to the A&R 2005 Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On October 26, 2012, the Company’s Board of Directors approved a revised Code of Conduct and Ethics Policy and a revised Code of Ethics for CEO, COO and Senior Financial Officers (together, the “Code”). The Code was updated as part of the Company’s normal periodic review of Company policies and to reflect the Registrant’s values, vision, and culture in a contemporary and user-friendly format. The foregoing description of Code does not purport to be complete and is qualified in its entirety by reference to the Code, a copy of which is attached as Exhibit 14.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated 2005 Long-Term Equity Incentive Plan.

14.1	Code of Conduct and Ethics Policy / Code of Ethics for CEO, COO and Senior Financial Officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUTH’S HOSPITALITY GROUP, INC.

/s/ John F. McDonald, III
Date: October 30, 2012	Name:	John F. McDonald, III
	Title:	Vice President - Legal
Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated 2005 Long-Term Equity Incentive Plan.

14.1	Code of Conduct and Ethics Policy / Code of Ethics for CEO, COO and Senior Financial Officers.